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                             [BRIDGEWAY LETTERHEAD]



April 25, 2000

Dear Fellow Ultra-Small Company Shareholder,

Our 13.5% March quarter return beat each of our benchmarks. Once again we are trouncing these benchmarks on a cumulative basis and are within a "stone's throw" of overtaking the S&P 500 on a cumulative basis. I am very pleased with our performance.

Among "micro-cap" funds, Bridgeway Ultra-Small Company ranked #31 of 64 funds for the quarter, #27 of 64 funds for the year, and #2 among 27 funds over the last five years. Among small-cap value funds (those investing in companies that are cheap relative to certain financial measures of worth), we ranked better:
#15 of 228 for the quarter, #7 of 222 for the year, and #3 of 77 for the last five years. Our Portfolio has temporarily taken on more of a growth focus as our models have let some of our winning stocks "run" instead of selling them right away. This helped our performance recently. We have changed nothing about our overall strategy, however.

Performance Summary

TRANSLATION: Our Portfolio benefited from the continuing strength of small-cap stocks. As highlighted in previous letters, this environment is more favorable to our Portfolio. We roughly doubled the return of the Russell 2000 Index in the March quarter and the one-year period.

The table below presents our March quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC.

                                              March Qtr.      1 Year        5 Year      Life-to-Date
                                                1/1/00        4/1/99        4/1/95       8/5/94 to
                                             to 3/31/00(4)  to 3/31/00    to 3/31/00    to 3/31/00(5)
                                             ------------   ----------    ----------    ------------
Ultra-Small Company Portfolio                    13.5%         76.8%         26.9%         24.0%
Lipper Small-Cap Stock Funds(1)                  12.4%         58.2%         21.9%         20.3%
Russell 2000 (small companies)(2)                 7.1%         37.3%         17.2%         16.6%
CRSP Cap-Based Portfolio 10 Index(3)             10.1%         51.0%         17.7%         17.2%

(1) The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc.(2) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). It is the most widely tracked index among small company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Ultra-Small Company Portfolio. (3) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of over 2000 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Security Prices.
(4) Periods less than one year are not annualized. (5) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance

TRANSLATION: Nineteen of our companies appreciated more than 50% in the March quarter. Only one declined by this amount. These top-performing companies spanned a number of industries: Computer Hardware, Computer Software, Telecommunications, Healthcare, Services, and Food.

Our rally in the March quarter was broad-based by industry, but focused more on companies that had left the value end of the spectrum (companies which are cheap on the basis of some valuation measures), appreciating to the point of falling more into the "growth" camp (companies which are not so cheap but are growing more rapidly from a company financial perspective). The top stock for the quarter, Performance Technologies, makes high performance communications and networking products. We first purchased this company in March of 1997 at a cost of $5.50. The company benefited from successful new products as well as Wall Street's recent infatuation with telecommunications companies, carrying the stock price from $17 at the beginning of the quarter to $43 at the end of the quarter. The 150% appreciation added three and a half percentage points to our quarterly return to catapult Performance Technologies into the number one spot on our top ten list. Feast your eyes on this performance list:


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
Rank   Description                         Industry                           % Gain
----   -----------                         --------                           ------
  1    Performance Technologies Inc.       Data Processing/Networking          150.0%
  2    North American Scientific           Health Care                         138.9%
  3    Gadzooks Inc.                       Retail Stores                       121.0%
  4    Prosoft Training.com                Services                            117.5%
  5    Group 1 Software Inc                Data Processing/Software            116.3%
  6    HOT Topic Inc.                      Retail Stores                       100.6%
  7    American ECO Corp.                  Environmental Control                95.5%
  8    Option Care Inc.                    Health Care                          92.2%
  9    Seec Inc.                           Data Processing/Services             86.9%
  10   TTI Team Telecom Intl Ltd.          Telecommunications                   82.1%
  11   United Shipping & Technology Inc.   Services                             74.2%
  12   Command Systems Inc.                Data Processing/Services             68.8%
  13   Green Mountain Coffee Inc.          Food                                 61.9%
  14   Vesta Insurance Group Inc.          Insurance                            61.3%
  15   OYO Geospace Corp.                  Electronics/Electric                 58.5%
  16   Bell Microproducts Inc.             Distribution/Wholesale               56.8%
  17   Gradco Systems Inc.                 Office Automation & Equipment        56.1%
  18   Criticare Systems Inc.              Health Care                          54.3%
  19   JLM Couture Inc.                    Apparel Manufacturers                53.8%

Only one stock, Transcoastal Marine, declined as much as 50%. The company plunged 52% on news that it had defaulted on its senior debt. This marine construction firm has yet to benefit from the secondary effects of increased oil prices.

Top Ten Holdings

The following list will give you a flavor for the diversity of our Portfolio. These ten companies represent eight different industries. We rarely put more than 3% of Portfolio net assets in any one company. The top five holdings got there by appreciation. At the end of the quarter, the Portfolio held 133 stocks, about the same as last quarter end. Here are the top ten:

                                                                               Percent of
Rank   Description                          Industry                           Net Assets
----   -----------                          --------                           ----------
 1     Performance Technologies Inc.        Data Processing Systems               5.4%
 2     Braun's Fashions Corp.               Retail Stores                         5.1%
 3     TTI Team Telecom Internat'l Ltd.     Telecommunications                    4.7%
 4     Gentner Communications Corp.         Electronics/Electric                  3.3%
 5     HOT Topic Inc.                       Retail Stores                         3.2%
 6     Gilat Communications Ltd.            Telecommunications                    2.9%
 7     SCP Pool Corp.                       Leisure-Amusement                     2.6%
 8     Home Products International Inc.     Housewares                            2.1%
 9     Steven Madden Ltd.                   Apparel                               2.0%
 10    Vari-L Company Inc.                  Electronics/Electric                  2.0%
                                                                                  ----
       Total                                                                     33.3%


Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, March 31, 2000; security positions can and do change thereafter.

I Hate High Expenses--or Just Say No

TRANSLATION: Our policy of avoiding soft dollar commissions (higher brokerage commissions that pay for research, terminals, and news services) continues to save the Portfolio money. It also helps us focus on what is really important.

At the beginning of the current fiscal year, I committed to our Board of Directors to continue to improve our accounting controls, specifically to prepare for being a fund company three times larger than we are currently. One project that we have completed this quarter is installing new hardware and software for placing trades (purchasing stocks). The new system is improving the efficiency of our trading process,


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helping us to eliminate paper, and increasing our capacity for growth. The software is rather costly, and I got a very interesting reaction from our vendor when it was time to talk about payment.

Most investment advisory firms pay for these items with soft dollars. Specifically, according to a survey by TheStreet.com, only six of the largest thirty mutual fund families could represent to a journalist that they don't use some form of soft dollars. "Soft dollars" aren't the less crisp kind that have been in circulation a few years and don't stick together in your wallet. Really, soft dollars means your money, money right out of the shareholder's own pocket. Here's the way soft dollars work.

The SEC requires a fund family to get the best deal for its clients when shopping for a broker. That means the lowest commission cost commensurate with the best execution--with one exception. The fund can pay a higher commission if the broker is also giving the fund something that adds to shareholder value. The most frequent example is research. Other examples are data and information, for example news services, Bloomberg terminals, and--you guessed it--trading software like we just purchased. When I discussed paying for our trading software, the salesman couldn't believe I was actually going to write a check from the investment advisory firm when I could have our fund pay for it through soft dollar commissions. Here is Bridgeway's position on soft dollar commissions:

Our shareholders pay Bridgeway Capital Management a management fee, which is up front and fair. It is based on performance. We make more when our shareholders make more. This helps us focus on Portfolio performance rather than asset size and revenues to the management firm. We pay for our own expenses related to investment management: Bloomberg terminals, computers, news services, and trading software. Period. This strategy 1) gets us out of a lot of games played between brokers and investment advisors, 2) significantly simplifies my job, and
3) reduces your expenses. If Bridgeway did soft dollar commissions, I would make (through my ownership in Bridgeway Capital Management) about $30,000 more money in 2000, but I would have to spend my time keeping accurate, auditable records of what we used the soft dollars for and who benefited. I'm just not going to do it. A big part of our competitive advantage is cost efficiency and focus on performance. They're related, and I think it shows up in both our expense ratio and our Portfolio performance.

When it comes to soft dollar commissions, Bridgeway "just says no."

A Taste of Statistics (but not a meal)

TRANSLATION: Some studies have indicated that you should invest in large companies through index funds, but in small companies through actively managed funds. I believe that it is hard to beat market indexes in the large company arena. The research is more clouded among small company funds. I believe the vast majority are destined to become mid- or large-cap funds over time and that most of the remainder will underperform market indexes. The possible exceptions are funds like Bridgeway Ultra-Small Company and Bridgeway Micro-Cap Limited, which are willing to close to new investors at levels that are laughably low by industry standards.

I take issue with some mutual fund analysis that has been published in the last decade. It concludes (roughly) that you should index your investments in large companies and buy an actively managed fund for small company exposure to the market. My hypothesis is that, in general, it is better to index both. Now this may seem like a strange hypothesis from a guy who has all his own stock market money invested in the actively managed portfolios of Bridgeway Fund. Let me explain. Let's divide up the prior fund analysis into two parts: 1) you should index your large company investments and 2) you should invest in an actively managed fund for small stock exposure.

Hypothesis one: you should index large company stocks

Over the last fifteen years, only 22 of the 103 domestic equity mutual funds with a market capitalization (company size) in the range of the S&P 500 Index actually beat the index in performance. (Specifically, these are the 103 funds with a market capitalization one-half to one-and-a-half times that of the index.) On the surface, this would seem to corroborate the research mentioned above. I don't deny this conclusion: it's hard to beat large company indexes by investing in large stocks. The big culprit is fund expenses; these 103 funds have an average expense ratio of 1.28%. A secondary culprit is "cash drag," or the drag created by having about 4.5% of these funds invested in low yielding cash (at, say, 5%) rather than stocks (which


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returned 18.4% for the period). The effect of cash drag is roughly 0.60%.
Interestingly, as a group these 103 funds underperformed the S&P 500 by 1.87%, remarkably close to the sum of 1.28% (expenses) plus 0.60 (cash drag). . . . .
hmmmm. So one conclusion would be to find a very low expense ratio fund that is 100% invested in stocks, not cash. This is part of the exact design of Bridgeway Ultra-Large 35 Index, which is 100.0% invested in very large stocks and has an expense ratio of 0.15%.

Hypothesis two: you should invest in an actively managed fund for small stock exposure

A cursory look at the 15-year performance of small-cap mutual funds also bears out the conclusions of the second part of the research. 22 of the 35 small company mutual funds with a fifteen-year track record have outperformed the Russell 2000 Index of small companies. Nice job, funds. However, the true picture is much more complicated. Here's what happens to small company mutual funds. If they don't perform well, they tend not to attract much in the way of assets. They don't become bloated, but they continue to underperform the small-cap market indexes. You certainly don't want these funds. On the other hand, if they do perform well, you have a different problem. They attract a lot in the way of assets, and then one of two things happens: they start investing in larger companies (since it's very hard to invest large amounts of cash actively in very small companies) or their performance goes downhill (as their transaction costs soar as a result of trying to put all this new cash to work). Let's take a more detailed look at the 35 companies in this analysis.

My hypothesis one: most small company stock funds end up being mid- to large-cap funds

Of the 11 funds with a market capitalization of less than $1 billion (slightly more than the Russell 2000 Index), only three beat the index. Only one of these three outperformed the index by more than two percentage points per year. Wow, what happened to the strength of active management in small stock investing? Here's what I think happened. The funds that were successful in the early part of the last fifteen years got flooded with cash. They started investing in larger companies, which actually helped their performance in the next period, since larger companies significantly outperformed small ones over the last decade. (As a matter of fact, looking at rolling five year periods of performance, the five year period from the end of 1994 through the end of 1999 was the biggest five year dominance of large stocks over the last 75 years.) The average median market capitalization of the 22 small company funds which beat the index over the last 15 years is now $7.8 billion, eight times that of the index. Talk about "cap-creep!" (Cap-creep is the phenomenon of small-cap funds increasing in market capitalization as they increase in assets under management.)

My hypothesis two: those funds that don't experience cap-creep end up underperforming the small-cap market benchmark

The average median market capitalization of small company funds that lagged the index during the last 15 years is now $1.3 billion, much smaller than the ones that beat it. In other words, most of the funds that stayed true to their small-stock focus ended up as poor performers. As assets swelled and the portfolio manager tried to keep the fund invested in small stocks, transaction costs soared. This hurt fund performance even more than the expense ratio. I call this the "hidden expense ratio."

To take this a step further, let's subdivide the performance period. During the first ten years, these same 35 funds handily beat the market index. In the following (most recent five) years, only 38% of these funds outperformed the market in spite of the fact that they had a company size advantage over the Russell Index. In my opinion, they were already bloated, too bloated with assets. Of the top ten performing funds during the first ten years, only four in ten outperformed the market during the next five years, so they didn't fare any better than the broader group of funds.

Where do we go from here?

To summarize, here's the catch with small company funds. If the fund underperforms, no problem, you get to stay in small stocks, you just don't have market-beating performance. Or, if your fund performs well, you wake up one day with a fund with too much money under management. Then you realize you've inherited a mid-cap (or even large-cap!) fund, so you're no longer invested long-term in the asset class you wanted to be in. This is particularly troublesome for a long-term investor in a taxable account, since to change back into a true small-cap fund after, say, ten years requires paying taxes on a decade worth of


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capital gains. If you own one of the few funds with large assets that remains in small company stocks, you're probably stuck again with poor performance.

How does Bridgeway handle the problem of cap-creep?

So how does Bridgeway deal with this problem? We close our small-cap funds early. Only three of the 35 funds above are currently closed to new investors, even though the average assets under management is $1.5 billion. It doesn't pay the sponsoring fund family to close a fund that continues to attract new assets, but it sure doesn't benefit shareholders not to close it. Bridgeway Ultra-Small Company Portfolio closed to new investors at half the level of any other fund closing. We think this is part of the reason our Portfolio is the only small-cap fund to outperform both the Russell 2000 Index and the S&P 500 in four of the last five years. Bridgeway Micro-Cap Limited is committed to closing at the same very low level.

Why am I personally invested in Bridgeway's actively managed funds?

Bridgeway's willingness to close the Portfolios early explains why two-thirds of my retirement money is invested in Bridgeway's Ultra-Small Company and Micro-Cap Limited Portfolios. It doesn't explain why I'm invested also in Aggressive Growth (which invests in all size companies) and Social Responsibility (which invests mostly in large ones). The answer here lies in my confidence in our models. I do think it's much harder to "beat the market" in the large-cap sector, but I don't think its impossible. After five and a half years, both of these portfolios have beaten the S&P 500 Index by a significant margin on a cumulative basis. Of course, I can't make representations about the future, and these funds certainly will not continue to outperform in every shorter time period.

Footnote

The analysis above may seem convoluted or complicated. In fact, the issues I brought up are even more complicated. This discussion and analysis does not take into account the problems of survivorship bias (funds that go out of existence during the study period) nor other complexities concerning costs and other reasons why funds underperform market benchmarks.

The illustration below summarizes the small cap issue in graphic form.


                     The "Catch 22" of Small-Cap Investing *







    [CHART DESCRIBING THE POSSIBLE OUTCOMES OF INVESTING IN SMALL-CAP FUNDS.]



* Based on a very small sample survey in my office, you won't know what "catch 22" is unless you are a baby-boomer or the parent of a baby-boomer. Roughly translated, it means, "heads they win, tails you lose."


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Portfolio Closing Update

TRANSLATION: In a favorable market environment, this Portfolio could close soon.

This is just a quick reminder that the Fund's Board of Directors has targeted closing Ultra-Small Company Portfolio to new investments by current nonaffiliated shareholders sometime when net assets are between $40 million and $55 million. It is most likely to happen at the end of a fiscal year (June 30) for reasons of efficiency. By prospectus, the Portfolio will be closed to these shareholders, regardless of other circumstances, any time net assets exceed $55 million. It is our intention to give you further warning before such closure, but if the ultra-small market had a surge in performance, as happens from time to time, further notice might not be possible. Net assets are currently at $40 million. You should consider this a "pre-warning."

Micro-Cap Limited Closing

TRANSLATION: Bridgeway's Micro-Cap Limited Portfolio could soon close to new shareholders.

The closing of Bridgeway's Micro-Cap Limited Portfolio (our "9th decile" portfolio of somewhat larger, though still tiny companies) is structured the same way as Ultra-Small Company. We will close it to new shareholders when net assets reach $27.5 million. We are currently 85% of the way there at $23.4 million. If you had any plans of investing in this Portfolio, now might be a good time to consider an investment. The minimum investment size is $2,000.

Conclusion

As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. Please keep your ideas coming.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery


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